GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Growth & Income VIP Fund (the “Fund”)

Supplement dated March 4, 2024

to the Prospectus, Summary Prospectus, and
Statement of Additional Information (“SAI”)

Dated May 1, 2023, as supplemented

Effective March 31, 2024 (the “Effective Date”), Frank Caruso will be retiring from AllianceBernstein, L.P. and will no longer serve as a portfolio manager of the Fund. John H. Fogarty, Vinay Thapar and Chris Kotowicz will remain as portfolio managers of the Fund following Mr. Caruso’s departure. All references and corresponding disclosure related to Mr. Caruso in the Prospectus, Summary Prospectus and the SAI are hereby deleted as of the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.